Exhibit 10.34

AGREEMENT TO TERMINATE EQUITY OPTION AGREEMENT

THIS AGREEMENT TO TERMINATE EQUITY OPTION AGREEMENT (this “Agreement”) is entered into as of May 13, 2019, by and among Chongqing Jinghuangtai Enterprise Management and Consulting Co., Ltd., a foreign investment enterprise incorporated under the laws of the People’s Republic of China (“PRC”) (“WOFE”); Chongqing Penglin Food Co., Ltd., a limited liability company organized under the laws of the PRC (“Penglin”) and the Yan Liao, a shareholder holding 0.8% of the equity interests of Penglin (“Shareholder”, with WOFE and Penglin collectively referred to as the “Parties”).

WHEREAS, in connection with a certain Technical Consultation and Service Agreement dated as of October 9, 2017, and, Amendment to Technical Consultation and Service Agreement dated as of February 25, 2018 (collectively, the “Consulting Agreement”), WOFE entered into an Equity Option Agreement (the “Option Agreement”) with Penglin and Shareholder;

WHEREAS, Shareholder and Zeshu Dai, as of the date hereof, have entered into a certain Share Transfer Agreement (the “Share Transfer Agreement”), pursuant to which Shareholder has transferred all equity interest of Penglin to Zeshu Dai and no longer been the shareholder of Penglin;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained and for other good and valuable consideration, the Parties agree as follows:

A.       TERMINATION OF THE EQUITY OPTION AGREEMENT. Each of WFOE, Penglin and Shareholder hereby agree to terminate the Option Agreement.

B.       GOVERNING LAW. This Agreement shall be governed and construed under the laws of the People’s Republic of China, and shall be binding on and shall inure to the benefit of the parties and their respective successors and permitted assigns.

C.       COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their legal representatives and duly authorized representatives on their behalf as of the date first set forth above.

Chongqing Jinghuangtai Enterprise Management and Consulting Co., Ltd.

By:	/s/ Zeshu Dai
Name: Zeshu Dai
Title: Legal Representative

Chongqing Penglin Food Co., Ltd.

By:	/s/ Zeshu Dai
Name: Zeshu Dai
Title: Legal Representative

Yan Liao

By:	/s/ Yan Liao
Yan Liao